Exhibit 10.59

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J	PAGE OF PAGES: 1 | 2		
2. AMENDMENT/MODIFICATION NO.: P00006	3. EFFECTIVE DATE: 25-Sep-2013	4. REQUISITION/PURCHASE REQ. NO.: SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE N66001		7. ADMINISTERED BY (If other than item 6) CODE S0514A	

6. ISSUED BY CODE N66001

SPAWAR SYSTEMS CENTER PACIFIC
LYNN BIEDERMANN CODE 22530
LYNN.BIEDERMANN@NAVY.MIL
53560 HULL STREET
SAN DIEGO CA 92152-5001

7. ADMINISTERED BY (If other than item 6) CODE S0514A

DCMA SAN DIEGO
7675 DAGGET ST SUITE 200
SAN DIEGO CA 92111-2241

SCD: C

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

AETHLON MEDICAL INC
DUNS# 054400855
8910 UNIVERSITY CTR LN STE 660
SAN DIEGO CA 92122-1027

CODE 47A31 FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. N66001-11-C-4188
X	10B. DATED (SEE ITEM 13) 30-Sep-2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: biederml133205

This modification adds the Period of Performance for the Option 2 Period (CLINs 0006 and 0007) inadvertently left out of P00005. Please see the following page(s).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): RICHARD H. TULLIS PI		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): TAMARA L. CUNNINGHAM / CONTRACT SPECIALIST TEL: (619) 553-5200 EMAIL: tamara.cunningham@navy.mil	
15B. CONTRACTOR/OFFEROR: [signature] (Signature of person authorized to sign)	15C. DATE SIGNED: 9-25-13	16B. UNITED STATES OF AMERICA BY [signature] (Signature of Contracting Officer)	16C. DATE SIGNED: 25-Sep-2013

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

1

N66001-11-C-4188

P00006

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0006 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2013 TO 29-SEP-2014	N/A	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

TO:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2013 TO 29-SEP-2014	N/A	N/A FOB: Destination

The following Delivery Schedule item has been deleted for CLIN 0007 :

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2013 TO 29-SEP-2014	N/A	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

The following Delivery Schedule item has been added to CLIN 0007 :

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2013 TO 29-SEP-2014	N/A	N/A FOB: Destination

(End of Summary of Changes)

2